As filed with the Securities and Exchange Commission on May 9, 1996.

                                                        Registration No. _______


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form S-8
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                               Comdial Corporation
             (Exact name of Registrant as specified in its charter)

           Delaware                                        94-2443673
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)



                               1180 Seminole Trail
                         Charlottesville, Virginia 22901
                                 (804) 978-2200
                   (Address, including zip code and telephone
                         number, including area code of
                    Registrant's principal executive offices)



                            1992 STOCK INCENTIVE PLAN
                            (Full Title of the Plan)


                                 WAYNE R. WILVER
                                    Secretary
                               1180 Seminole Trail
                         Charlottesville, Virginia 22901
                                 (804) 978-2200
                (Name, address, including zip code and telephone
                number, including area code of agent for service)


                         CALCULATION OF REGISTRATION FEE

        Title of Each                                              Proposed Maximum           Proposed Maximum
     Class of Securities                  Amount to be            Offering Price per         Aggregate Offering         Amount of
      to be Registered                    Registered                  Share (1)                   Price             Registration Fee
     -------------------                  ------------            ------------------         ------------------     ----------------
Common Stock, $0.01 par value            750,000 shares                $11.125                  $8,343,750.00           $2,877.16

(1) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457 of the Securities Act of 1933 and based on the average high and low prices of the common stock as reported on May 6, 1996 on the Nasdaq National Market.

         The purpose of this Registration Statement is to register 750,000 additional shares of common stock, $0.01 par value, of Comdial Corporation issuable pursuant to the 1992 Stock Incentive Plan. Pursuant to General Instruction E of Form S-8, the Registrant hereby incorporates by reference the contents of its Form S-8 registration statement No. 33-53562 (filed October 21,
1992).





                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.  Exhibits


        Exhibit Number          Description                                 Page
        --------------          -----------                                 ----
              5                 Opinion of McGuire, Woods, Battle &          5
                                Boothe, L.L.P.
             23.1               Consent of McGuire, Woods, Battle &          5
                                Boothe, L.L.P. (included in Exhibit 5).
             23.2               Consent of Deloitte & Touche, L.L.P.         6
              24                Power of Attorney                            4

                                   SIGNATURES

         Pursuant to the requirement of the Securities Act of 1933, the Registrant certifies that it has reasonable ground to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Albemarle, Commonwealth of Virginia, on this 30th day of April, 1996.

                                        COMDIAL CORPORATION


                                        By: /s/ William G. Mustain
                                            ----------------------------
                                                 William G. Mustain
                                                 Chairman, President and
                                                 Chief Executive Officer

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby appoints William G. Mustain or Wayne R. Wilver his or her true and lawful attorney-in-fact to sign on his or her behalf, as an individual an in the capacity stated below, any amendment or post-effective amendment to this registration statement which said attorney-in-fact may deem appropriate or necessary.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         Signature                                              Title                                         Date
         ---------                                              -----                                         ----
/s/ A.M. Gleason                                               Director                                  April 30, 1996
- ---------------------------
A. M. Gleason

/s/ John W. Rosenblum                                          Director                                  April 30, 1996
- ---------------------------
John W. Rosenblum

/s/ Dianne C. Walker                                           Director                                  April 30, 1996
- ---------------------------
Dianne C. Walker

/s/ William E. Porter                                          Director                                  April 30, 1996
- ---------------------------
William E. Porter

/s/ Michael C. Henderson                                       Director                                  April 30, 1996
- ---------------------------
Michael C. Henderson

/s/ William G. Mustain                           Chairman, President, Chief Executive                    April 30, 1996
- ---------------------------                               Officer, and Director
William G. Mustain

/s/ Wayne R. Wilver                             Senior Vice President, Chief Financial                   April 30, 1996
- ---------------------------                         Officer and Principal Accounting
Wayne R. Wilver                                                  Officer



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